EXHIBIT 99.1

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

COLONIAL PROPERTIES TRUST
REPORTS FOURTH QUARTER 2003 EARNINGS

BIRMINGHAM, Ala., January 26, 2004—Colonial Properties Trust (NYSE: CLP) (the “Company”) today reported earnings of $9.8 million or $0.37 per fully diluted share (EPS) for the fourth quarter 2003; for the same period in 2002, EPS was $0.48. For the year, fully diluted earnings per share were $1.29 in 2003 as compared to $2.58 for the same period in 2002. As discussed in previous reporting periods, a significant portion of the decrease in earnings per share was attributable to the gains recognized on asset sales in 2002. Asset sales are a recurring part of the company’s strategy; the timing and amount of these asset sales fluctuate from quarter to quarter and year to year.

Funds from operations (FFO) for the fourth quarter were $36.0 million, or $0.97 per fully diluted share/unit, compared to $36.6 million, or $1.08 per share/unit for the same period a year ago. On a year-to-date basis, FFO per share/unit was $3.45 in 2003 as compared to $3.82 for the same period in 2002. A reconciliation from net income available to common shareholders to funds from operations is provided in the attached tables.

On a same-property basis, the multifamily, office and retail divisions posted net operating income results of a 3.6 percent increase, 8.1 percent decrease and 0.9 percent increase, respectively, for the quarter. Occupancies at the end of the period for the Company’s stabilized properties were 93 percent, 90 percent and 90 percent for the multifamily, office and retail divisions, respectively. A reconciliation of total divisional net operating income to income from continuing operations before discontinued operations is provided in the attached tables.

“During 2003, the Company executed a number of transactions improving its overall balance sheet position; expectations were to use these funds to invest in new acquisition opportunities. The lack of attractive acquisition opportunities earlier in the year affected our external growth in 2003,” stated Thomas H. Lowder, chairman and chief executive officer. “At year-end, the Company closed on several acquisitions in the multifamily and office sectors. With these acquisitions and the potential for additional investment opportunities, we anticipate our external growth opportunities to increase cash flow in 2004.”

During the quarter, the Company recorded a one-time charge to earnings as a retirement package for our Chief Financial Officer, Howard B. Nelson, Jr. Mr. Nelson has announced his retirement effective as of March 1, 2004. Mr. Nelson joined Colonial Properties Trust in 1984. Named chief operating officer in 1993, he was an integral participant in the Company’s initial public offering. In 1997, Mr. Nelson became the chief financial officer and has managed the Company’s financial and balance sheet activities since that time. A full biography of Mr. Nelson is available on the Company’s website: www.colonialprop.com. Click “Corporate Profile” and then “Senior Management.” Mr. Nelson will continue to work with the Company on a consulting basis in financial matters and manage the Company’s political action committee activities in Washington, DC and in local government offices throughout the Sunbelt.

Lowder stated, “Howard has been a vital part of this organization for twenty years providing sound guidance and vision. He will be missed as a daily member of our management team, but we are pleased that he will continue to be involved with the Company going forward.”

Investment and Disposition Activities

At year end, Colonial Properties acquired two multifamily properties, interest in a multifamily joint venture and an office property, for a total of approximately $80 million. These investment opportunities are located in submarkets of Austin, Orlando, Huntsville, and Birmingham that are projecting limited new construction and promising new job growth.

During the fourth quarter, the Company sold several outparcels; proceeds were approximately $15 million. For the full year, the Company completed approximately $58 million of property and outparcel sales.

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

For additional details of the Company’s disposition and investment activities, see the Company’s detailed Supplemental Financial Highlights available on the Company’s website.

Financing Activities

During 2003, the Company completed a 6.15% 10-year $125 million senior unsecured notes offering, refinanced $125 million of preferred shares, and executed a $72.5 million secondary equity offering.

Conference Call and Supplemental Materials

The Company will hold its quarterly conference call Tuesday, January 27th at 1:00 pm central time. The call will include a review of the Company’s fourth quarter performance and discussion of the Company’s strategy and current expectations for the future.

To participate, dial 1-877-500-9123. As with previous calls, a replay will be available for one week, by dialing 800-642-1687; the Conference ID will be 4746290. Access to the live call and a replay will be available through the Company’s website at www.colonialprop.com under “Investor Relations: Shareholder Information”.

The Company produces a supplemental information package that provides detailed information regarding operating performance, investing activities and the Company’s overall financial position. Additionally, 2004 earnings guidance is available in the supplemental. For a copy of the Company’s detailed Supplemental Financial Highlights, please visit the Company’s website at www.colonialprop.com under the “Investor Relations: Financial Reporting” tab or contact Investor Relations at 800-645-3917.

Company Summary

Colonial Properties Trust is a diversified REIT that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties where you live, work and shop in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia. Colonial Properties Trust performs development, acquisition, management, leasing and brokerage services for its portfolio and properties owned by third parties. Colonial Properties Trust is a diversified REIT, which has a total market capitalization of $3.1 billion. The cornerstone of Colonial Properties’ success is its live, work and shop diversified investment strategy. The Company manages or leases 21,300 apartment units, 6.7 million square feet of office space and 15.7 million square feet of retail shopping space. In 2003, the National Association of Industrial and Office Properties (NAIOP) named Colonial Properties Trust “National Developer of the Year”. Additional information on Colonial Properties Trust is available on the Internet at www.colonialprop.com. The Company, headquartered in Birmingham, Ala., is listed on the New York Stock Exchange under the symbol “CLP” and is included in the S&P SmallCap 600 Index.

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which Colonial Properties operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

- # # # -

Contact:	Sandra Lee Robertson, Senior Vice President - Finance, 205.250.8788 Linda S. Geiss, Vice President - Media Relations, 205.250.8768

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

BALANCE SHEET
($ in 000s)

	As of	As of
	12/31/2003	12/31/2002

ASSETS
Real Estate Investments
Operating Properties	$2,378,835	$2,280,957
Undeveloped Land & Construction in Progress	114,262	82,520

Total Real Estate, before Depreciation	2,493,097	2,363,477
Less: Accumulated Depreciation	(419,827)	(345,922)
Real estate assets held for sale, net	11,691	12,043

Net Real Estate Assets	2,084,961	2,029,598
Cash and Equivalents	8,070	6,236
Restricted Cash	1,879	1,481
Accounts Receivable, net	10,262	10,395
Notes Receivable	2,504	1,307
Prepaid Expenses	6,587	7,581
Deferred Debt and Lease Costs	25,832	23,157
Investment in Unconsolidated Subsidiaries	37,496	36,265
Other Assets	17,336	13,836

Total Assets	$2,194,927	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$205,935	$208,270
Notes and Mortgages Payable	1,050,145	1,041,964
Mortgages Payable related to real estate held for sale	11,785	11,959

Total Long-Term Liabilities	1,267,865	1,262,193
Other Liabilities	55,275	55,566

Total Liabilities	1,323,140	1,317,759
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	—	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	—

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	596,787	537,097

Total Equity, including Minority Interest	871,787	812,097

Total Liabilities and Equity	$2,194,927	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	12/31/2003	12/31/2002

Basic
Shares	26,395	22,850
Operating Partnership Units (OP Units)	10,361	10,788

Total Shares & OP Units	36,756	33,638
Dilutive Common Share Equivalents	266	254
Diluted
Shares	26,661	23,104
Total Shares & OP Units	37,022	33,892

4Q03	- 1 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Revenue
Minimum Rent	$68,510	$67,725	1.2%	$264,199	$253,248	4.3%
Percentage Rent	1,878	1,723	9.0%	3,787	3,450	9.8%
Tenant Recoveries	10,272	10,406	-1.3%	40,015	40,493	-1.2%
Other Property Related Revenue	5,119	5,177	-1.1%	21,513	18,467	16.5%
Other Non-Property Related Revenue	846	1,980	-57.3%	4,728	7,449	-36.5%

Total Revenue	86,625	87,011	-0.4%	334,242	323,107	3.4%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,037	5,956	1.4%	24,001	22,869	4.9%
Salaries and Benefits	4,114	3,812	7.9%	15,547	14,219	9.3%
Repairs and Maintenance	8,366	8,336	0.4%	34,296	32,010	7.1%
Taxes, Licenses, and Insurance	7,640	7,229	5.7%	30,788	28,118	9.5%

Total Property Operating Expenses	26,157	25,333	3.3%	104,632	97,216	7.6%
General and Administrative	4,480	3,814	17.5%	19,481	15,496	25.7%
Depreciation	20,373	19,392	5.1%	80,115	71,976	11.3%
Amortization	2,136	2,890	-26.1%	7,984	9,121	-12.5%

Total Operating Expenses	53,146	51,429	3.3%	212,212	193,809	9.5%

Income from Operations	33,479	35,582	-5.9%	122,030	129,298	-5.6%
Other Income (Expense)
Interest Expense	(16,650)	(17,236)	-3.4%	(66,666)	(64,086)	4.0%
Income from Investments	482	982	-50.9%	608	1,968	-69.1%
Loss on Hedging Activities	(35)	(11)	218.2%	(361)	(23)	1469.6%
Gain on Sale of Property	1,648	2,784	-40.8%	7,921	35,511	-77.7%
Other	35	(618)	-105.7%	(121)	(618)	-80.4%

Total Other Expense	(14,520)	(14,099)	3.0%	(58,619)	(27,248)	115.1%

Income before Minority Interest & Discontinued Operations	18,959	21,483	-11.7%	63,411	102,050	-37.9%
Minority Interest
Minority Interest in CRLP - Preferred	(2,218)	(2,218)	0.0%	(8,873)	(8,873)	0.0%
Minority Interest in CRLP - Common	(3,620)	(4,883)	-25.9%	(10,329)	(25,721)	-59.8%

Total Minority Interest	(5,838)	(7,101)	-17.8%	(19,202)	(34,594)	-44.5%

Income from Continuing Operations	13,121	14,382	-8.8%	44,209	67,456	-34.5%
Discontinued Operations
Income from Discontinued Operations	140	829	-83.1%	829	2,815	-70.6%
Gain on Disposal of Discontinued Operations	388	(28)	-1485.7%	10,542	6,041	74.5%
Minority Interest in Discontinued Operations	(150)	(260)	-42.3%	(3,316)	(2,935)	13.0%

Income from Discontinued Operations	378	541	-30.1%	8,055	5,921	36.0%

Net Income	13,499	14,923	-9.5%	52,264	73,377	-28.8%

Dividends to Preferred Shareholders	(3,696)	(3,891)	-5.0%	(15,284)	(15,565)	-1.8%
Preferred Share Issuance Costs	—	—		(4,451)	—

Net Income Available to Common Shareholders	$9,803	$11,032	-11.1%	$32,529	$57,812	-43.7%

Earnings per Share - Basic
Continuing Operations	$0.36	$0.47	-23.4%	$0.98	$2.34	-58.1%
Discontinued Operations	0.01	0.02	-50.0%	0.32	0.27	18.5%

EPS - Basic	$0.37	$0.49	-24.5%	$1.30	$2.61	-50.2%

Earnings per Share - Diluted
Continuing Operations	$0.36	$0.46	-21.7%	$0.97	$2.32	-58.2%
Discontinued Operations	0.01	0.02	-50.0%	0.32	0.26	23.1%

EPS - Diluted	$0.37	$0.48	-22.9%	$1.29	$2.58	-50.0%

4Q03	- 1 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Net Income Available to Common Shareholders	$9,803	$11,032	-11.1%	$32,529	$57,812	-43.7%
Minority Interest in CRLP (Operating Ptr Unitholders)	3,770	5,143	-26.7%	13,645	28,656	-52.4%

Total	13,573	16,175	-16.1%	46,174	86,468	-46.6%
Adjustments - Consolidated Properties
Depreciation - Real Estate	20,221	19,403	4.2%	79,006	72,449	9.1%
Amortization - Real Estate	1,188	1,516	-21.6%	4,367	4,957	-11.9%
Remove: Gain/(Loss) on Sale of Property	(2,036)	(2,758)	-26.2%	(18,463)	(41,552)	-55.6%
Include: Gain/(Loss) on Sale of Undepreciated Property	2,050	2,627	-22.0%	8,040	3,596	123.6%
Straight-Line Rents (Prior to 2003)	—	(710)	-100.0%	—	(2,079)	-100.0%
Marketing Fees (Prior to 2003)	—	—		—	1,658	-100.0%

Total Adjustments - Consolidated	21,423	20,078	6.7%	72,950	39,029	86.9%
Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,000	885	13.0%	3,844	2,703	42.2%
Amortization - Real Estate	15	50	-70.0%	83	67	23.9%
Remove: Gain/(Loss) on Sale of Property	—	(580)	-100.0%	—	(580)	-100.0%
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—
Straight-Line Rents (Prior to 2003)	—	(12)	-100.0%	—	(35)	-100.0%

Total Adjustments - Unconsolidated	1,015	343	195.9%	3,927	2,155	82.2%

Funds from Operations	$36,011	$36,596	-1.6%	$123,051	$127,652	-3.6%

FFO per Share
Basic	$0.98	$1.09	-10.0%	$3.47	$3.85	-9.7%
Diluted	$0.97	$1.08	-10.3%	$3.45	$3.82	-9.7%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Basic
Shares	26,267	22,659	15.9%	24,965	22,154	12.7%
Operating Partnership Units (OP Units)	10,390	10,886	-4.6%	10,451	11,016	-5.1%

Total Shares & OP Units	36,657	33,544	9.3%	35,416	33,170	6.8%
Dilutive Common Share Equivalents	398	227	75.7%	266	254	4.7%
Diluted
Shares	26,666	22,885	16.5%	25,232	22,408	12.6%
Total Shares & OP Units	37,055	33,771	9.7%	35,682	33,424	6.8%

4Q03	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

FOURTH QUARTER SEGMENT DATA & RECONCILATION

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,386	13,886	3.6%	55,294	57,528	-3.9%
Office	8,891	9,673	-8.1%	35,824	39,165	-8.5%
Retail	28,997	28,730	0.9%	102,865	103,094	-0.2%

Total Same-Property	52,275	52,290	0.0%	193,983	199,787	-2.9%
Less: Unconsolidated Assets	(1,372)	(1,336)		(4,663)	(5,125)

Same-Property NOI, Consolidated	50,903	50,954		189,320	194,662

Divisional Non Same-Property NOI
Multifamily	1,689	1,974		6,596	10,617
Office	7,141	6,984		30,012	15,765
Retail	1,701	2,342		6,289	6,228

Total Non-Same Property	10,531	11,300		42,897	32,609
Less: Unconsolidated Assets	(1,305)	(1,055)		(4,692)	(2,831)

Non Same-Property NOI, Consolidated	9,226	10,245		38,205	29,778

Divisional Total NOI
Multifamily	16,075	15,860	1.4%	61,890	68,145	-9.2%
Office	16,033	16,657	-3.7%	65,836	54,930	19.9%
Retail	30,698	31,072	-1.2%	109,154	109,322	-0.2%

Total Divisional NOI	62,806	63,589	-1.2%	236,880	232,396	1.9%
Less: NOI, Unconsolidated	(2,677)	(2,391)		(9,355)	(7,956)
2002 Discontinued Operations	—	(50)		—	(843)
2003 Discontinued Operations	(472)	(1,358)		(2,436)	(4,898)
Unallocated Corporate Rev	812	1,915		4,727	7,246
Other Expense	—	(8)		(206)	(55)
General & Administrative Expenses	(4,480)	(3,814)		(19,481)	(15,496)
Depreciation	(20,373)	(19,391)		(80,115)	(71,976)
Amortization	(2,136)	(2,891)		(7,984)	(9,121)

Income from Operations, restated for additional discontinued operations	33,480	35,601		122,030	129,297
Total Other Income (Expense)	(14,520)	(14,098)		(58,619)	(27,248)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	18,960	21,503		63,411	102,049

Add: 2002 Discontinued Operations NOI	—	30		—	446
Add: 2003 Discontinued Operations NOI	—	1,358		1,180	4,898
2003 Discontinued Operations Deprec/Amortization	—	(354)		(185)	(1,404)
Add: 2003 Disc Ops Int Exp	—	(253)		(639)	(1,208)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	18,960	22,284		63,767	104,782

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

4Q03	- 3 -	NYSE: CLP